Exhibit 10.4

CONFIDENTIAL INFORMATION, MARKED BY BRACKETS AND ASTERISKS ([***]), IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Contract to Provide Dedicated Fracturing Fleet(s) for Fracturing Services  -SECOND AMENDMENT

Antero Resources Corporation- Producer

U.S.	Well Services, LLC - Contractor

This Second Amendment to CONTRACT TO PROVIDE DEDICATED FLEET(S) FOR FRACTURING SERVICES (“Second Amendment''), effec,!ive as of the date of execution by both Parties, is by and between U.S. Well Services, LLC) ("Contractor'') and Antero Resources Cotpor:a.tion (formerly known as Antero Resources Appalachian Corporation) (''Producer"). Contractor and Producer are, from time to time, referred to collectively as ''Parties," and individually as a ''Party."

WHEREAS, on November 1, 2011, the Parties entered into a CONTRACT TO PROVIDE  DEDICATED  FLEET(S)  FOR FRACTURING SERVICES  (the "Contract'') to

govem all Wo.rk perfoaned by Contractor for Producer;

WHEREAS, on September 30, 2013, the Parties augmented and amended the terms of the Contract to the extent, but only to the extent, expressly set forth in an original Amendment {''First Amendment"); and

WHEREAS, the Patties wish to augment and amend the terms of the Contract and First Amendment to the extent, but only to the extent, expressly set forth in this Second Amendment

NOW, THEREFORE, the Parties agree as follows:

1.	Exhibit "C-1" of the First Amendment is augmented and amended with the new attached Exhibit ''C-2", which applies only to conventional fleets.

2.	The new attached Exhibit "C-2" shall apply to up to three conventional fteets.

3.	The pricing set forth in new Exhibit "C-2" shall be effective starting the date of execution by both Parties of this Second Amendment and shall expire on April12, 2017.

The foregoing Second Amendment is agreed to and accepted by:

U.S. Well Services, LLC (“Contractor”)		Antero Resources Corporation (“Producer”)
By:	/s/ Brian Stewart	By:	/s/ Alvyn A. Schopp
Title:	President & CEO	Title:	Chief Administrative Officer & Regional Vice President
Date:	January 24, 2014	Date:	January 24, 2014

Exhibit 10.4

EXHIBITC-2

BID PROPOSAL, INCLUDING DEDICATED EQUIPMENT

SEE ATTACHED PAGES

Exhibit 10.4

[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.4

[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.4

[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

3651690v1

Exhibit 10.4

[***]

......

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.